UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

UNITED STATES OIL AND GAS CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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UNITED STATES OIL AND GAS CORP
11782 Jollyville Road, Suite 211B
Austin, Texas 78759

*, 2011

Dear Fellow Stockholders:

We cordially invite you to attend the 2011 annual meeting (“Annual Meeting”) of stockholders of United States Oil and Gas Corp, which will be held at * local time, on * at *.  All stockholders of record at the close of business on July 1, 2011 are entitled to vote at the Annual Meeting.  The formal meeting notice and Proxy Statement are attached.

At this year’s Annual Meeting, stockholders will be asked to (i) elect three directors; (ii) approve an amendment to our Certificate of Incorporation to affectuate a reverse split of our issued and outstanding shares of common stock at a ratio of 1-for-1,000, with any fractional shares that would otherwise be issuable as a result of the reverse stock split being rounded up to the nearest whole share; provided, that our Board of Directors may abandon or delay the reverse stock split in its sole discretion until the next annual meeting of stockholders to be held in 2012 and (B) reduce the authorized number of shares of Common Stock from five billion (5,000,000,000) to twenty million (20,000,000); and (iii) ratify the appointment of M&K CPAS, PLLC to serve as our independent registered public accounting firm for the year ending December 31, 2011.

In addition, stockholders will transact any other business that may properly come before the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting and we urge you to vote as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote electronically over the Internet or by telephone, or if you receive a proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form. Timely voting by any of these methods will ensure your representation at the Annual Meeting.

We look forward to seeing you *

Sincerely, Alex Tawse, Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON *.  OUR PROXY STATEMENT AND 2010 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT *.  YOU WILL NEED THE 12 DIGIT CONTROL NUMBER LISTED ON YOUR PROXY CARD IN ORDER TO ACCESS THE SITE AND VIEW THE MATERIALS ONLINE.

UNITED STATES OIL AND GAS CORP
NOTICE OF THE 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD *, 2011

NOTICE IS HEREBY GIVEN that the 2011 annual meeting (“Annual Meeting”) of stockholders of United States Oil and Gas Corp, a Delaware corporation, will be held * local time, on * at *, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.
To elect three directors to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified.  The nominees for election are Alex Tawse, Michael Taylor, and David Lindemann.

2.
To approve an amendment to our Certificate of Incorporation to effectuate a reverse split of our issued and outstanding shares of common stock at a ratio of 1-for-1,000, with any fractional shares that would otherwise be issuable as a result of the reverse split being rounded up to the nearest whole share (the “Reverse Stock Split”); provided, that our Board of Directors may abandon or delay the reverse stock split in its sole discretion until the next annual meeting of stockholders to be held in 2012 and (B) reduce the authorized number of shares of Common Stock from five billion (5,000,000,000) to twenty million (20,000,000);

3.	To ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2011.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

All stockholders of record at the close of business on * are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

We cordially invite all stockholders to attend the Annual Meeting in person.  Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting.  As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet, or if you receive a proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of our capital stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

By Order of the Board of Directors, Alex Tawse, Chairman of the Board

Austin, Texas
*, 2011

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY.  TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTION ELECTRONICALLY OVER THE INTERNET, BY TELEPHONE, OR IF YOU RECEIVE A PAPER PROXY CARD OR VOTING INSTRUCTION FORM, YOU MAY MAIL THE COMPLETED PROXY CARD OR VOTING INSTRUCTION FORM.

UNITED STATES OIL AND GAS CORP

PROXY STATEMENT
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
August _, 2011

APPENDIX

APPENDIX A – Certificate of Amendment of Certificate of Incorporation of United States Oil and Gas Corp	A-1

UNITED STATES OIL AND GAS CORP
11782 Jollyville Road, Suite 211B
Austin, Texas 78759

PROXY STATEMENT
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

VOTING AND PROXY

This Proxy Statement is being furnished in connection with the solicitation of proxies by our Board of Directors (“Board”) for use at the 2011 annual meeting (“Annual Meeting”) of stockholders to be held on* at *. local time, * and at any adjournment(s) or postponement(s) of the Annual Meeting.  We are providing this Proxy Statement and the accompanying proxy card to our stockholders on or about *, 2011.  Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2010 is available electronically, to all stockholders entitled to notice of and to vote at the Annual Meeting.  The Annual Report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made.

What items will be voted on at the Annual Meeting?

Stockholders will vote on four items at the Annual Meeting:

•	Election to our Board of the three nominees named in this Proxy Statement (Proposal One);

•	A proposal to amend our Certificate of Incorporation to effectuate a reverse split of our issued and outstanding shares of common stock (Proposal Two);

•	Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for 2011 (Proposal Three).

What are the Board’s Voting Recommendations?

The Board recommends that you vote your shares:

•	“FOR” each of the nominees to our Board (Proposal One);

•	“FOR” the proposal to amend our Certificate of Incorporation to effectuate a reverse split of our issued and outstanding shares of common stock (Proposal Two);

•	“FOR” the ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for 2011 (Proposal Three).

Who is entitled to vote?

To be able to vote, you must have been a stockholder on July 1, 2011, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting.  As of the record date * of our common stock, par value $0.000003 per share (“common stock”), and * shares of our Series A Cumulative Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), were issued and outstanding.

How many votes do I have?

Holders of common stock and Series A Preferred Stock will vote at the Annual Meeting as a single class on all matters.  In addition, holders of Series A Preferred Stock will vote at the Annual Meeting as a separate class on Proposal Two. Each holder of common stock is entitled to one vote per share held, and each holder of Series A Preferred Stock is entitled to one vote per share held.  As a result, a total of ___*_____ votes may be cast at the Annual Meeting, of which holders of common stock will be entitled to cast ____*____ votes and holders of Series A Preferred Stock will be entitled to cast ___*_____ votes.

What is a quorum?

For business to be conducted at the Annual Meeting, a quorum must be present.  The presence at the Annual Meeting, either in person or by proxy, of holders of shares of outstanding common stock and Series A Preferred Stock entitled to vote and representing at least a majority of our outstanding voting power will constitute a quorum for the transaction of business.  Accordingly, shares representing ____*____ votes must be present in person or by proxy at the Annual Meeting to constitute a quorum.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are abstentions and broker non-votes?

An “abstention” is the voluntary act of not voting by a stockholder who is present at a meeting in person or by proxy and entitled to vote.  “Broker non-votes” refers to shares held by a brokerage firm or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal.

If you are a beneficial owner whose shares are held in street name and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. We believe that Proposal Three is routine and may be voted upon by your broker if you do not submit voting instructions. However, brokers do not have the discretion to vote their clients’ shares on non-routine matters, unless the broker receives voting instructions from the beneficial owner. Proposals One and Two are considered non-routine matters. Consequently, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on Proposals One and Two.

 What are the general effects of abstentions and broker non-votes?

Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion as permitted under applicable rules. For purposes of the Annual Meeting, brokers or nominees are permitted to vote their clients’ proxies in their own discretion as to Proposal Three for the ratification of the appointment of our independent registered public accounting firm if the clients have not furnished voting instructions within 10 days of the meeting. Proposals One and Two are “non-discretionary” and brokers or nominees who have received no instructions from their clients do not have discretion to vote on those items.  Abstentions and broker non-votes will not be counted as a vote “for” or “against” any matter, though in certain cases abstentions will have the same effect as votes against a matter as they will be counted toward the tabulation of votes present or represented on the matter.  Broker non-votes will not be counted as shares entitled to vote and accordingly will not affect the outcome with respect to any matter to be voted on at the Annual Meeting.

Please note that last year the rules regarding how brokers may vote your shares changed.  Brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, thus we strongly encourage you to provide instructions to your broker regarding the voting of your shares you hold in “street name” or through a broker or other nominee.

What vote is required to approve each proposal?

Proposal One

The three nominees receiving the highest number of affirmative votes of the outstanding shares of common stock and Series A Preferred Stock, voting together as a single class, present at the Annual Meeting in person or represented by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. Abstentions will have no effect on the outcome of the election of nominees for director.  Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board.  Votes cast for the election of any nominee who has become unavailable will be disregarded.

Proposals Two and Three

The affirmative vote of a majority of the votes of the outstanding shares of common stock and Series A Preferred Stock, voting together as a single class present at the Annual Meeting in person or represented by proxy and entitled to vote, is required for approval of Proposals Two and Three.  Abstentions will be counted toward the tabulation of votes present or represented on Proposals Two and Three and will have the same effect as votes against Proposals Two and Three.

How do I vote?

If you are a “registered holder,” that is your shares are registered in your own name through our transfer agent, and you are viewing this proxy over the Internet you may vote electronically over the Internet.  For those stockholders who receive a paper proxy in the mail, you may also vote electronically over the Internet or by completing and mailing the proxy card provided.  The website identified in the proxy card provides specific instructions on how to vote electronically over the Internet.  Those stockholders who receive a paper proxy by mail, and who elect to vote by mail, should complete and return the mailed proxy card.

If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, you will receive instructions from your record holder that must be followed for your record holder to vote your shares per your instructions.  If you receive paper copies of our proxy materials from your brokerage firm, bank or other nominee, you will also receive a voting instruction form.  Please complete and return the enclosed voting instruction form.

Only proxy cards and voting instruction forms that have been signed, dated and timely returned and only proxies that have been timely voted electronically will be counted in the quorum and voted.  The Internet voting facilities will close at 11:59 p.m. Eastern Daylight Time, *, 2011.

Stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

You may also vote your shares in person at the Annual Meeting.  If you are a registered holder, you may request a ballot at the Annual Meeting.  If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Annual Meeting.  We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What if I receive more than one email notice, proxy card or voting instruction form?

If you receive more than one email notice, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Who will count the votes and how will my vote(s) be counted?

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

If your proxy is properly submitted, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions.  If you are a registered holder and you do not specify how the shares represented thereby are to be voted, your shares will be voted “FOR” the election of each of the three nominees to our Board listed in the proxy, “FOR” the approval of each of Proposals Two and Three, and in the discretion of the proxy holder(s) as to any other matters that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting, as well as any procedural matters.

Can I change my vote after I have voted?

If your shares are registered in your name, you may revoke or change your vote at any time before the Annual Meeting by voting again electronically over the Internet or telephone, or by filing a notice of revocation or another proxy card with a later date with our Secretary at United States Oil and Gas Corp, 11782 Jollyville Road, Suite 211B, Austin, Texas 78759.  If you are a registered stockholder and attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted.  If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting; please note that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

Who will bear the cost of soliciting proxies?

We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials.  Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated.  If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are discussed below more fully.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our bylaws provide for three directors unless otherwise changed by resolution of our Board.  Directors are elected annually and hold office until the next annual meeting of stockholders and/or until their respective successors are duly elected and qualified.  Stockholders who desire to nominate any person for election to our Board must comply with our bylaws, including our advance notice bylaw provisions relating to the nomination of persons for election to our Board.  See “Information about our Board of Directors, Board Committees and Related Matters—Board Committees and Meetings, Nominating and Corporate Governance Committee” below.  It is intended that the proxies solicited by our Board will be voted “FOR” election of the following three nominees unless a contrary instruction is made on the proxy:  Alex Tawse, David Lindemann and Michael Taylor.  If, for any reason, one or more of the nominees is unavailable as a candidate for director, an event that is not expected, the person named in the proxy will vote for another candidate or candidates nominated by our Nominating and Corporate Governance Committee.  However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above.  All of the nominees for director are, at present, directors of United States Oil and Gas Corp and have been ratified by our full Board.

Required Vote of Stockholders

The three nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock and Series A Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified.  Votes against a candidate, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE DIRECTOR NOMINEES LISTED ABOVE.

INFORMATION ABOUT OUR BOARD OF DIRECTORS,
BOARD COMMITTEES AND RELATED MATTERS

Directors and Director Nominees

The following table sets forth certain information regarding our current directors and director nominees as of June 30, 2011:

Name	Age	Positions Held
Alex Tawse	42	Chairman of the Board, Director and Director Nominee
Michael Taylor(1)	40	Corporate Secretary, Director and Director Nominee
David Lindemann (1)	39	Director and Director Nominee
___________
(1)          Member of the Audit Committee.

Experience and Background

The biographies below describe the skills, qualities, attributes and business experience of each of our directors, including all nominees for director that led the Board to determine that it was appropriate to nominate these individuals as directors.

Alex Tawse was appointed President and Chief Executive Officer in May 2007, and Chairman in March 2010. Mr. Tawse provides executive management for us. He manages acquisition prospecting, negotiation, and agreement finalization, public reporting requirements, audit requirements and auditor requests, corporate level accounting and consolidation of accounts, coordinates with external counsel regarding legal issues, financing, and discusses major operational issues with subsidiary managers. From January 2005 to February 2007, Mr. Tawse was Vice President of Operations for the Kaizen Institute, an international consulting company. From July 1997 to 2005, Mr. Tawse served as Chief Financial Officer for the Kaizen Institute. Mr. Tawse worked for Price Waterhouse from January 1991 to July 2004. Mr. Tawse has owned and served as the President of HR Management Systems since June 2007 when it was incorporated in the state of Texas. Mr. Tawse holds a Bachelor of Arts degree in Economics and International Relations from Stanford University, an MBA degree from the University of Texas, and he is also a Certified Public Accountant (inactive).

Mr. Tawse’s qualifications to serve on our Board include:

•	knowledge gained through his extensive work as our Chairman;

•	day-to-day leadership experience as our current President and Chief Executive Officer provides Mr. Tawse with intimate knowledge of our operations;

•	prior leadership experience with other companies;

•	extensive experience with financial accounting and tax matters; and

•	extensive experience in lean management.

David Lindemann was appointed member of the Board of Directors in March 2010. From October 2009 to the present, Mr. Lindemann has been Director of Finance for Deverus, a private software company in Austin, Texas. He had previously served in the same role from December 2005 until November 2007. From November 2007 to September 2009, Mr. Lindemann was President and Chief Executive Officer of Western American Mining Company, guiding the company through all aspects of its early stage development, including capital formation, acquisitions and patent application processes. Mr. Lindemann spent the first half of his career in the public accounting arena. He began with Coopers & Lybrand, LLP in 1995 and then worked for an Austin, Texas accounting firm until founding his own tax practice in 2000, which he still maintains. Mr. Lindemann graduated from the University of Texas in 1995, where he earned a Bachelor in Business Administration and a Master’s in Professional Public Accounting. Mr. Lindemann’s independence and experience as an accountant qualify him to serve on our Board.

Mr. Lindemann’s qualifications to serve on our Board include:

•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities;

•	extensive experience with financial accounting and tax matters;

•	recognized expertise as an instructor of taxation, auditing and financial and management accounting;

•	“audit committee financial expert,” as defined by the Securities and Exchange Commission; and

•	ability to communicate and encourage discussion, together with his experience as a senior independent director makes him an effective chairman of our Audit Committee.

Michael Taylor was appointed a member of the Board in June 2009, and Corporate Secretary in December 2010. In February 2009, Mr. Taylor founded a consulting business for private and early stage public companies seeking capital markets and investment banking assistance. From March 2008 to February 2009, Mr. Taylor was Vice President at Spencer Clarke LLC, a boutique investment bank, originating, valuing, structuring and placing private investments in public companies with market caps of $50 million to $300 million. In addition to capital raises, Mr. Taylor helped develop the M&A, asset-backed lending, equity line and debt trading practices of the firm. Prior to this he spent eleven years at Bear Stearns & Co., rising to Managing Director/Principal and the High Yield Corporate Bond Strategist. While at Bear Stearns, Mr. Taylor provided his opinions for optimal asset and sector allocations to buy-side institutional portfolio and risk managers and quantitative and fundamental analysts through daily strategy notes, weekly commentary, and quarterly and annual outlook reports. He also presented new credit products to sales trading and research teams, and advised multiple internal departments on structured finance new issuance and cross-market research and capital markets priorities. Mr. Taylor earned a Master of Policy Sciences degree with a focus in Economics from the University of Maryland Graduate School in Baltimore Co. Mr. Taylor’s independence and financial experience qualify him to serve on our Board.

Mr. Taylor’s qualifications to serve on our Board include:

•	knowledge gained through his extensive work as one of our directors;

•	experience and knowledge gained through his work as a consultant advising our Board and day-to-day registration efforts;

•	extensive knowledge of and experience in the capital markets; and

•	ability to communicate and encourage discussion help Mr. Taylor discharge his duties effectively as Corporate Secretary and member of the Audit Committee.

Relationships

There are no family relationships among our directors.

Corporate Governance

Corporate Governance Guidelines

Our Board believes that good corporate governance is paramount to ensure that United States Oil and Gas Corp is managed for the long-term benefit of our stockholders. Our Board has adopted a Code of Ethics that applies to all of our directors, officers and employees.  The Code of Ethics, as applied to our principal executive officer, principal financial officer and principal accounting officer constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002.  Our Codes of Ethics are available at our website at http://www.usaoilandgas.com. Information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

If we amend the Code of Ethics or grant a waiver, including an implicit waiver, from the Code of Ethics, we intend to disclose the information on a current report on Form 8-K within four business days of such amendment or waiver, as applicable.

Board Leadership Structure

The Chairman of our Board and Chief Executive Officer is Alex Tawse.  Mr. Tawse has served in those capacities since 2010 and 2007, respectively.   In his capacity as Chief Executive Officer, Mr. Tawse focuses on the day-to-day business matters. In his capacity as Chairman, Mr. Tawse focuses on leading the Board in its responsibilities of acting in the best interests of United States Oil and Gas Corp and our stockholders.  The Chairman of the Board is responsible for managing the business of the Board, including setting the Board agenda (with Board and management input), facilitating communication among directors, presiding at meetings of the Board and stockholders, and sitting as chair at executive sessions at each regularly scheduled Board meeting.  We believe that this Board leadership structure is appropriate in maximizing the effectiveness of our Board oversight and in providing perspective to our business. We do not believe that separating the Chairman and Chief Executive Officer roles is appropriate at this time.

Risk Oversight

Our Board of Directors oversees our management, which is responsible for the day-to-day management of the inherent risks of our business.  Such oversight is facilitated in large part by the Audit Committee, which receives reports from management, the internal audit team and our independent registered public accounting firm.

Director Independence

The Board of Directors has affirmatively determined that David Lindemann and Michael Taylor are “independent directors” as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Section 16(a) of the Securities Exchange Act Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  Executive officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to our executive officers and directors were complied with. To our knowledge there was one beneficial owner holding greater than ten percent, Kytin Holdings, LLC, that did not comply with all Section 16(a) filing requirements. At July 2, 2010, Kytin Holdings LLC held 13.4% of the Common Stock. To our knowledge, there were no beneficial owners holding greater than ten percent at December 31, 2010.

Stockholder Communications with our Board of Directors

Stockholders may communicate with the Board of Directors or with individual directors by sending a letter to our secretary at the following address: United States Oil and Gas Corp, 11782 Jollyville Road, Suite 211B, Austin, Texas 78759.

Communications to one or more directors will be collected and organized by our secretary who will forward such communications to the identified director(s) as soon as practicable after receipt of the communication.

Board Committees and Meetings

Our business, property and affairs are managed under the direction of our Board.  Our directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our Board and its committees. During 2010, our Board held no meetings but took actions by written consent on four occasions. During 2010, members of our Board and its committees also consulted informally with management from time to time. It is our policy to invite and encourage our directors to attend our annual meetings.

Audit Committee

Our Board has established a standing Audit, Committee.  The committee operates pursuant to a written charter that has been approved by our Board and the corresponding committee and that is reviewed annually and revised as appropriate. The charter is available at our website at http://www.usaoilandgas.com.

The Board of Directors has determined that both members of the Audit Committee are “independent,” as that term is defined in Rule 10A-3 under the Securities Exchange Act of 1934.  The SEC has indicated that the designation of a person as an “audit committee financial expert” does not (i) mean that such person is an expert for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”), (ii) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and the board of directors in the absence of such designation, or (iii) affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

The Audit Committee adopted an audit committee charter in April 2011.  Pursuant to the charter, the Audit Committee assists the Board in overseeing: (i) our accounting and financial reporting processes; (ii) the audits of our financial statements; (iii) our compliance with legal and regulatory requirements; (iv) our internal controls and risk management procedures; (v) the qualifications and independence of our independent auditors; and (vi) the performance of our internal audit function and our independent auditors. The Audit Committee Charter further provides that the Audit Committee, among other things:

•	has sole authority to appoint, compensate, retain, evaluate and terminate our independent auditors;
•	has sole authority to review and approve in advance all audit and permissible non-audit engagement fees, scope and terms with our independent auditors;
•
will review with members of management and discuss with our independent auditors the annual audited financial statements to be included in our annual reports on Form 10-K (including our disclosures under MD&A) prior to the filing of each annual report on Form 10-K;

•
will review with members of management and discuss with our independent auditors the quarterly financial statements to be included in our quarterly reports on Form 10-Q prior to the filing of each quarterly report on Form 10-Q;

•	review and approve all related party transactions between us and any executive officer or director for potential conflict of interest situations;

•	will monitor the compliance of our officers, directors and employees with our code of business conduct and ethics;
•
will discuss periodically with members of management and our independent auditors the adequacy and effectiveness of our disclosure controls and procedures, including applicable internal controls and procedures for financial reporting and changes in internal controls designed to address any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees that are reported to the committee;

•
will establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	will prepare the Audit Committee Report included elsewhere in this statement.

Compensation of Directors

Currently, our directors are not compensated for serving on our Board. We plan on developing a combination of cash and equity-based incentive compensation in the future.

Compensation of Employee Director

Mr. Tawse was compensated as a full-time employee and officer but received no additional compensation for service as a Board member during 2010.  Information regarding the compensation awarded to Mr. Tawse is included in “Executive Compensation and Related Information—Summary Compensation Table” below.

Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a pending or completed action, suit or proceeding if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in the best interests of the corporation.

Our certificate of incorporation provides that, except in certain specified instances, our directors shall not be personally liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors, except liability for the following:

•	any breach of their duty of loyalty to United States Oil and Gas Corp or our stockholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; and

•	any transaction from which the director derived an improper personal benefit.

DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock consists of 5,000,000,000 shares of common stock, $0.000003 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share, as Series A Cumulative Redeemable Convertible Preferred Stock (“Series A Preferred Stock”).  As of June 30, 2011, there were 2,337,209,521 shares of common stock, and 54,163 shares of Series A Preferred Stock issued and outstanding.  The following description of our capital stock does not purport to be complete and should be reviewed in conjunction with our certificate of incorporation, including our Certificate of Designations, Powers, Preferences and Rights of the Series A Preferred Stock (“Certificate of Designations”), and our bylaws.

If approved by our stockholders, and if implemented by our Board in its sole discretion, the reverse stock split discussed in Proposal Two below will have various effects on our capital stock.  See “Proposal Two—Approval of Amendment to Certificate of Incorporation to Effect Reverse Stock Split—Impact of the Reverse Stock Split Amendment if Implemented” below.

Common Stock

All outstanding shares of common stock are fully paid and non-assessable.  The following summarizes the rights of holders of our common stock:

•	each holder of common stock is entitled to one vote per share on all matters to be voted upon generally by the stockholders;

•	subject to preferences that may apply to shares of preferred stock outstanding, the holders of common stock are entitled to receive lawful dividends as may be declared by our Board;

•
upon our liquidation, dissolution or winding up, the holders of shares of common stock are entitled to receive a pro rata portion of all our assets remaining for distribution after satisfaction of all our liabilities and the payment of any liquidation preference of any outstanding preferred stock;

•	there are no redemption or sinking fund provisions applicable to our common stock; and

•	there are no preemptive or conversion rights applicable to our common stock.

Preferred Stock

Our Board is authorized to issue from time to time, in one or more designated series, any or all of our authorized but unissued shares of preferred stock with dividend, redemption, conversion, exchange, voting and other provisions as may be provided in that particular series.  The issuance need not be approved by our common stockholders and need only be approved by holders, if any, of our Series A Preferred Stock if, as described below, the shares of preferred stock to be issued have preferences that are senior to or on parity with those of our Series A Preferred Stock.

The rights of the holders of our common stock, Series A Preferred Stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future.  Issuance of a new series of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of entrenching our Board and making it more difficult for a third-party to acquire, or discourage a third-party from acquiring, a majority of our outstanding voting stock.  We have no present plans to issue any shares of or to designate any series of preferred stock.

Series A Preferred Stock

As of June 30, 2011, 54,163 shares of Series A Preferred Stock were issued and outstanding and an aggregate of 72,060 shares of Series A Preferred Stock had been converted into shares of our common stock.  A balance of 9,873,777 shares of Series A Preferred Stock remain authorized for issuance.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO
EFFECT REVERSE STOCK SPLIT

General

Our Board has approved, and is hereby soliciting stockholder approval of, an amendment to our certificate of incorporation to effect a reserve split of our issued and outstanding shares of common stock at a ratio of 1-for-1,000 (the “Reverse Stock Split”), with any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split being rounded up to the nearest whole share, in the form set forth in APPENDIX A to this Proxy Statement (the “Reverse Stock Split Amendment”) and (B) reduce the authorized number of shares of Common Stock from five billion (5,000,000,000) to twenty million (20,000,000) (the “Reduction if Authorized Shares”). A vote “FOR” this Proposal Two will constitute approval of the Reverse Stock Split Amendment providing for one thousand (1,000) shares of common stock, inclusive, as determined in the discretion of our Board, to be converted into one (1) share of common stock. If our stockholders approve this proposal, our Board will have the authority, but not the obligation, in its sole discretion and without further action on the part of our stockholders, to select the reverse stock split ratio in the above range and implement the Reverse Stock Split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at any time after the approval of the Reverse Stock Split Amendment but prior to our next annual meeting of stockholders to be held in 2012. In addition, if our stockholders approve this proposal, and our Board authorizes the Reverse Stock Split, we will reduce the authorized number of shares by the above amount by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The Board reserves the right to abandon the Reverse Stock Split at any time prior to filing the Reverse Stock Split Amendment if it determines, in its sole discretion, that this proposal is no longer in the best interests of United States Oil and Gas Corp and its stockholders.  Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately prior to the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval, our Board may consider, among other things, various factors such as:

•	the historical trading price and trading volume of our common stock;

•	the then prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock;

•	which reverse split ratio would result in the least administrative costs to us; and

•	prevailing general market and economic conditions.

The Reverse Stock Split and Reduction in Authorized Shares will effectively increase the number of authorized shares of common stock in comparison to the number of shares outstanding because the ratio of the Reverse stock split is 1000 to 1 compared to a ratio of 250 to 1 for the Reduction in Authorized Shares.

If our stockholders approve Proposal Two, it is expected that the Reverse Stock Split will be implemented promptly. However, the Board reserves the right to abandon the Reverse Stock Split at any time prior to filing the Reverse Stock Split Amendment if it determines, in its sole discretion, that this proposal is no longer in the best interests of United States Oil and Gas Corp and its stockholders.

Our Board believes that a Reverse Stock Split at a ratio of 1-for-1,000, as currently proposed, will be effective to increase the per share trading value of our common stock above $1.00 per share, as further discussed below.

Purpose of the Reverse Stock Split and Reduction in Authorized Shares Amendment

Our common stock currently trades on The OTC Market under the symbol “USOG.”  The purpose of the Reverse Stock Split and Reduction in Authorized Shares is to increase the per share trading value of our common stock and increase the amount of available authorized shares compared to the amount of existing shares issued. If our stockholders approve the Reverse Stock Split and Reduction in Authorized Shares, it is expected that the Reverse Stock Split and Reduction in Authorized Shares will be promptly implemented. However, the Board reserves the right to abandon the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of United States Oil and Gas Corp and its stockholders.

Impact of the Reverse Stock Split and Reduction in Authorized Shares Amendment if Implemented

If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of common stock. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares). The Reduction in Authorized Shares combined with the Reverse Stock Split will increase the ratio of authorized shares to outstanding shares form a current ratio of 2.14 to 8.56.

Our authorized capital stock currently consists of 5,000,000,000 shares of common stock, par value $0.000003, and 10,000,000 shares of preferred stock, par value $0.001. The Reverse Stock Split will not affect the rights of stockholders or any stockholder’s proportionate ownership interest in the Company (except as a result of rounding in lieu of fractional shares). If the Reverse Stock Split and Reduction in Authorized Shares is implemented, the number of shares of common stock available for future issuance will thereby effectively be increased by a multiple of four.  In addition, the total number of authorized shares of preferred stock would remain at 10,000,000 shares.  The conversion ratio of our issued outstanding shares of preferred stock will adjust proportionately with the ratio of the Reverse Stock Split.

The table below sets forth, as of June 30, 2011 and for illustrative purposes only, certain reverse stock split ratios of 1-for-1,000, inclusive, the total outstanding shares of common stock equivalents before and after the proposed Reverse Stock Split (without giving effect to the treatment of fractional shares).

	Common Stock Equivalents Outstanding Prior to Reverse Split		Common Stock Equivalents Outstanding Assuming Certain Reverse Stock Split and Reduction in Authorized Shares
	# of Shares	Percent	1 for 1,000
Common Stock Outstanding	2,337,209,521	61%	2,337,210
Common Stock underlying Preferred Stock	386,878,571	10%	386.879
Common Stock underlying convertible notes	1,103,002,272	29%	1,103,002
Total Common Stock Equivalents	3,827,090,364	100%	3,827,091
Common Stock Authorized for Issuance	5,000,000,000		20,000,000
Common Stock Available for future issuance	1,172,909,636		16,162,909
Ratio of Shares Available for issue to Total Common Stock Equivalents	0.31		4.22

As illustrated by the table above, the Reverse Stock Split would significantly increase the ability of our Board to issue authorized and unissued shares in the future without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the then-outstanding shares of common stock. In addition, an increase in the number of authorized but unissued shares of our common stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control us. The Reverse Stock Split is not being recommended by our Board as part of an anti-takeover strategy. Except for shares of common stock issuable under our existing convertible note financing transaction, we have no plans, proposals or arrangements, written or otherwise, at this time involving the issuance of additional shares of common stock.

The principal effects of the Reverse Stock Split Amendment will be as follows:

•
each one thousand (1,000) shares of common stock, as determined in the discretion of our Board, owned by a stockholder, will be combined into one new share of common stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

•	the number of shares of common stock issued and outstanding will be reduced accordingly, as illustrated in the table above;

•
proportionate adjustments will be made to the per share exercise prices and/or the number of shares issuable upon exercise or conversion of outstanding preferred stock, convertible notes, options, warrants, and any other convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock, which will result in approximately the same aggregate price being required to be paid for such securities upon exercise as had been payable immediately preceding the Reverse Stock Split;

•	the number of shares reserved for issuance or under the securities or plans described immediately above will be reduced proportionately; and

•	the number of shares of common stock available for future issuance will increase accordingly, as illustrated in the table above.

Certain Risks Associated with the Reverse Stock Split

Certain risks associated with the Reverse Stock Split are as follows:

•
If the Reverse Stock Split is implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

•
There can be no assurance that the Reverse Stock Split will result in any particular price for our common stock. In addition, we will have fewer shares that are publicly traded. As a result, the trading liquidity of our common stock may not necessarily improve.

•
There can be no assurance that the market price per share of our common stock after the Reverse Stock Split will increase and remain in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. For example, based on the closing price of our common stock on June 30, 2011 of $0.0007 per share, if the Reverse Stock Split at a ratio of 1-for 1,000 was approved and implemented, there can be no assurance that the post-split market price of our common stock would be $0.70 or greater. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

•
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

•
The ratio of shares available for issue to total common stock equivalents will increase from 0.31 to 4.22 significantly increasing the ability of our Board to issue authorized and unissued shares in the future without further stockholder action.

Our Board intends to implement the Reverse Stock Split, if approved by our stockholders, because the Board believes that a decrease in the number of shares is likely to improve the trading price of our common stock. The Board therefore believes that the Reverse Stock Split is in the best interests of United States Oil and Gas Corp and its stockholders. However, the Board reserves its right to abandon the Reverse Stock Split if it determines, in its sole discretion, that it would no longer be in the best interests of United States Oil and Gas Corp and its stockholders to implement the Reverse Stock Split.

Effective Time

The proposed Reverse Stock Split would become effective as of 11:59 p.m., Eastern time (the “Effective Time”) on the date of filing of the Reverse Stock Split Amendment with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the Effective Time, shares of our common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of our stockholders, into one share of our common stock in accordance with the reverse stock split ratio of between 1-for-1,000.

After the Effective Time, our common stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our common stock will continue to be quoted on The OTC Market under the symbol “USOG”.

Board Discretion to Implement the Reverse Stock Split Amendment

If stockholder approval is obtained for the Reverse Stock Split Amendment to effect the Reserve Stock Split, the Board expects to select an appropriate ratio and implement the Reverse Stock Split promptly. However, the Board reserves the authority to decide, in its discretion, to delay or abandon the Reverse Stock Split after such vote and before the effectiveness of the Reverse Stock Split if it determines that the Reverse Stock Split is no longer in the best interests of United States Oil and Gas Corp and its stockholders. The Board will, however, implement the Reverse Stock Split, if at all, prior to our next annual meeting of stockholders to be held in 2012.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share.

No Going-Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, our Board does not intend for the Reverse Stock Split to be the first step in a “going-private transaction” within the meaning of Rule 13e-3 of the Exchange Act. In fact, since all fractional shares of common stock resulting from the Reverse Stock Split will be rounded up to the nearest whole share, there will be no reduction in the number of stockholders of record that could provide the basis for a going-private transaction.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”)

Upon the Reverse Stock Split, we intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “street name.”  However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book−Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

Effect on Certificated Shares

Stockholders holding shares of our common stock in certificate form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of our common stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (“New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.

Stockholders will then receive one or more New Certificates representing the number of whole shares of common stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has one or more restrictive legends on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate.

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Accounting Matters

The Reverse Stock Split will not affect the par value of a share of our common stock. As a result, as of the Effective Time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Certain United States Federal Income Tax Considerations

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split to holders of our common stock. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to United States holders (as defined below) that hold their shares of our common stock as capital assets for United States federal income tax purposes (generally, assets held for investment).

This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under United States federal income tax laws, such as:

•	stockholders that are not United States holders;

•	financial institutions (including banks and regulated investment companies);

•	insurance companies;

•	tax-eexempt organizations;

•	dealers in securities or currencies;

•	persons whose functional currency is not the United States dollar;

•	traders in securities that elect to use a mark to market method of accounting;

•	persons who own more than 5% of our outstanding stock;

•	persons that hold our common stock as part of a straddle, hedge, constructive sale or conversion transaction; and

•	United States holders who acquired their shares of our common stock through the exercise of an employee stock option or otherwise as compensation.

If a partnership or other entity taxed as a partnership holds our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisers about the tax consequences of the Reverse Stock Split to them.

This discussion does not address the tax consequences of the Reverse Stock Split under state, local or foreign tax laws. No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain a position contrary to any of the tax consequences set forth below.

Holders of our common stock are urged to consult with their own tax advisors as to the tax consequences of the Reverse Stock Split in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws and the impact of receiving additional shares in lieu of fractional shares.

For purposes of this section, the term “United States holder” means a beneficial owner of our common stock that for United States federal income tax purposes is:

•	a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to United States federal income tax on its income regardless of its source; or

•
a trust, the substantial decisions of which are controlled by one or more United States persons and which is subject to the primary supervision of a United States court, or a trust that validly has elected under applicable Treasury regulations to be treated as a United States person for United States federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

A United States holder generally should not recognize any gain or loss as a result of the Reverse Stock Split.

Tax Basis and Holding Period

A United States holder’s aggregate tax basis in the common stock received in the Reverse Stock Split should equal such stockholder’s aggregate tax basis in our common stock surrendered in the Reverse Stock Split. The holding period for the shares of our common stock received in the Reverse Stock Split generally will include the holding period for the shares of our common stock exchanged therefore.

Internal Revenue Service Circular 230 Disclosure

To ensure compliance with the requirements imposed by the Internal Revenue Service, we inform you that any tax advice contained in this Proxy Statement was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code. The tax advice contained in this Proxy Statement was written to support the promotion or marketing of the transactions and matters addressed by the Proxy Statement.

Required Vote of Stockholders

Approval of Proposal Two requires the affirmative vote of a majority of the outstanding shares of our common stock and Series A Preferred Stock, voting together as a single class.  If the required votes for this proposal are obtained, then our Board will have the authority to select the reverse stock split ratio and authorize the filing of the Reverse Stock Split Amendment in substantially the form attached to this Proxy Statement as APPENDIX A at any time after the approval of the Reverse Stock Split Amendment but prior to our next annual meeting of stockholders to be held in 2012.  Our Board reserves the right to abandon the proposed Reverse Stock Split Amendment at any time prior to the effectiveness of the filing of the Reverse Stock Split Amendment with the Delaware Secretary of State, notwithstanding authorization of the proposed Reverse Stock Split Amendment by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed the independent registered public accounting firm of M&K CPAS PLLC to audit and comment on our financial statements for the year ending December 31, 2011, and to conduct whatever audit functions are deemed necessary.  M&K CPAS PLLC audited our financial statements for the year ended December 31, 2010 that were included in our most recent Annual Report on Form 10-K.

A representative of M&K CPAS PLLC is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

Required Vote of Stockholders

Although a vote of stockholders is not required on this proposal, our Board is asking our stockholders to ratify the appointment of our independent registered public accounting firm.  The ratification of the appointment of our independent registered public accounting firm requires the affirmative votes of a majority of the votes of the shares of our common stock and Series A Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote, which shares voting affirmatively must also constitute at least a majority of the voting power required to constitute a quorum.

In the event that our stockholders do not ratify the appointment of M&K CPAS PLLC as our independent registered public accounting firm, the appointment will be reconsidered by our Audit Committee.  Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF M&K CPAS PLLC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.

OTHER MATTERS

Our Board knows of no other matters to be brought before the Annual Meeting.  However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his judgment on such matters.

AUDIT MATTERS

Principal Accountant Fees and Services

M&K CPAS PLLC, an independent registered public accounting firm, has served as our independent auditors since December, 2010 and audited our consolidated financial statements for the year ended December 31, 2010.  Widmer Roel PC, an independent registered public accounting firm, served as our independent auditors in 2009 and audited our consolidated financial statements for the year ended December 31, 2009. M&K CPAS PLLC and Widmer Roel PC have billed United States Oil and Gas Corp the aggregate fees set forth in the table below for 2010 and 2009, respectively.

	2010	2009
Audit Fees1	$68,582	$52,730
Audit Related Fees	-	-
All Other Fees2	$4,450	$1,250
TOTAL	$73,032	$53,980
__________

1
These represent the aggregate fees billed for professional services rendered by M&K CPAS PLLC and Widmer Roel PC for the audit of United States Oil and Gas Corp’s interim condensed consolidated annual financial statements for the years ended December 31, 2010 and 2009, respectively, and reviews of the consolidated financial statements included in United States Oil and Gas Corp’s quarterly reports on Form 10-Q for the years then ended and the audit of internal control over financial reporting of United States Oil and Gas Corp as of December 31, 2010.

2
Other fees include the cost of tax return preparation for the years ended December 31, 2010 and 2009, respectively, and the preparation of financial information requested by the SEC as part of their review of our Form 10 filing that became effective on July 2, 2010.

All of the above fees were pre-approved by the Board of Directors prior to the creation of our Audit Committee. The Audit Committee has concluded that the provision of the aforementioned services by M&K CPAS PLLC were compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Audit Committee Charter provides that pre-approval of non-audit services (other than review and attestation services) are not required if such services fall within exceptions established by the rules and regulations of the SEC. No such services provided in 2010 or 2009 were pre-approved pursuant to any such exceptions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information provided below indicates the beneficial ownership, as of June 30, 2011, of the Common Stock by each director, by each named executive officer, by all directors and executive officers as a group and by each person known by us to own more than 5% of the outstanding shares of Common Stock based on the number of shares outstanding as of the date above.

For purposes of the tables below, the amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.  Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, including through the exercise of options or warrants.  Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

Owners of More Than 5% of Common Stock and Preferred Stock

Based solely upon filings made with the SEC, there are no persons known by us to own beneficially more than 5% of the outstanding shares of Common Stock as of June 30, 2011

Directors and Executive Officers

Except under applicable community property laws or as otherwise indicated in the footnotes to the table below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.  The address of all directors and executive officers in this table is c/o United States Oil and Gas Corp, 11782 Jollyville Road, Suite 211B, Austin, Texas 78759. Ownership amounts are as of June 30, 2011.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class1
Alex Tawse	30,000,000	1.3%
Dave Lindemann	-	-
Michael Taylor	-	-

All directors and executive officers as a group (4 persons)	30,000,000	1.3%
__________

1	Based on 2,337,209,521 shares of common stock issued and outstanding as of June 30, 2011.

Equity Compensation Plans

To date we have not instituted an equity compensation plan. In the future we intend to develop a compensation plan for our employees, directors, and other key persons.

EQUITY COMPENSATION PLAN INFORMATION

 To date we have not instituted an equity compensation plan. In the future we intend to develop a compensation plan for our employees, directors, and other key persons.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Information in the table below sets forth the compensation earned by our President, Chief Executive Officer and Principal Executive and Financial Officer for the fiscal years ended December 31, 2010, 2009 and 2008 as combined pay through United States Oil and Gas Corp.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Total
Alex Tawse, President and CEO	2010	$90,000	$90,000	1
	2009	$96,000	$96,000	1
	2008	$81,000	$81,000	1
__________

1           Mr. Tawse received additional compensation through HR Management Systems, a company for which he is the sole officer and stockholder, of $80,000 in 2010, $79,000 in 2009, and $92,000 in 2008.  HR Management Systems provides administrative, prospecting (which includes identification of possible acquisition targets), and payroll and benefit services to us, as well as to other companies.
Columns without data (Bonus, Stock Awards and Option Awards which are calculated in accordance with SFAS No. 123(R), and All Other Compensation) have been omitted.

None of our executive officers were granted any equity incentive awards in 2010 nor did they hold any outstanding equity awards at December 31, 2010.

Executive Officers

The following table sets forth certain information regarding our executive officers as of June 30, 2011:

Name	Age	Positions Held
Alex Tawse	42	Chairman of the Board and Chief Executive Officer

The biographical information of Alex Tawse is included under the heading “Information about our Board of Directors” above.

Other Key Employees

Name	Age	Position Held
Jeff Turnbull	56	President, Turnbull
Mike Werner	52	President, United

Jeff Turnbull has over thirty years of executive sales and managerial experience in the oil and gas industry. Before joining our company, Mr. Turnbull purchased Turnbull Oil in 1991, and has since successfully acquired three other Kansas-based oil and gas services businesses. Prior to Turnbull, Mr. Turnbull held management level roles for exploration and production service firms in Oklahoma City, Oklahoma, Houston, Texas, and Denver, Colorado. Mr. Turnbull is an active member in the Petroleum Marketers Association and National Propane Gas Association and also Board member of the Northwest Kansas Economic Development Group. Mr. Turnbull graduated with a B.S. in Business and Political Science from Fort Hays State University in Hays, Kansas.

Mike Werner has over forty-five years of experience in the oil and gas services business. Prior to joining our company in January 2010, Mr. Werner founded Werner Oil in 1994. In 2003, Werner Oil became United Oil when Mr. Werner’s family began working in the business with him. From 1989 to 1994, Mr. Werner was a salesman for Pam Oil in Sioux Falls, South Dakota. In 1978, when he was just 19 years old, Mr. Werner assumed control of his father’s business, Werner Oil, in Minot, North Dakota. Mr. Werner grew the business and eventually sold it in 1987. In 1974, at age sixteen, Mr. Werner began working for his father as a full-time bulk fuels truck driver.

Our officers are appointed by and serve at the discretion of our Board.  There are no family relationships among our executive officers and directors.

Executive Employment Agreements

Alex Tawse

We entered into an employment agreement effective January 1, 2011 with Alex Tawse to serve as President and Chief Executive Officer for two years ending December 31, 2012. His base salary is $144,000 on an annualized basis.

We entered into an employment agreement effective May 15, 2009 with Jeff Turnbull to serve as President of Turnbull for three years ending May 15, 2012. His base salary is $100,000 on an annualized basis.

We entered into an employment agreement effective January 1, 2010 with Mike Werner to serve as President of United for three years ended January 1, 2013. His base salary is $36,000 on an annualized basis.

We entered into an employment agreement effective January 1, 2010 with Deb Werner to serve as Vice President of United for three years ended January 1, 2013. Her base salary is $18,000 on an annualized basis.

Potential Payments Upon Termination or Change-in-Control

If Mr. Tawse’ employment is terminated other than for cause (as defined in their respective employment agreements) we shall be obligated to continue during the two-year period to (i) pay his base salary through the remainder of the two-year period, and (ii) provide the same benefits as were provided prior to termination. Such benefits, and their right to receive such amounts and benefits, shall be discontinued if Mr. Tawse accepts alternate employment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Approval of Related Party Transactions

Our Board has the responsibility to review and discuss with management and approve, and has adopted written policies and procedures relating to approval or ratification of, interested transactions with related parties.  During this process, the material facts as to the related party’s interest in a transaction are disclosed to all Board members or the Audit Committee.  Under the policies and procedures, the Board, through the Audit Committee, is to review each interested transaction with a related party that requires approval and either approve or disapprove of the entry into the interested transaction.  An interested transaction is any transaction in which we are a participant and any related party has or will have a direct or indirect interest.  Transactions that are in the ordinary course of business and would not require either disclosure required by Item 404(a) of Regulation S-K under the Securities Act or approval of the Board or an independent committee of the Board and would not be deemed interested transactions.  No director may participate in any approval of an interested transaction with respect to which he or she is a related party.  Our Board intends to approve only those related party transactions that are in the best interests of United States Oil and Gas Corp and our stockholders.

Other than as described below or elsewhere in this Proxy Statement, since January 1, 2010, there has not been a transaction or series of related transactions to which United States Oil and Gas Corp was or is a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.  All of the below transactions were separately approved by our Board.

Certain Relationships and Related Transactions

We entered into an agreement effective May 1, 2010 with HR Management Systems, a company owned by Alex Tawse, our President, Chief Executive Officer, Chairman of the Board and a stockholder. We are aware and have no objection to Mr. Tawse owning and serving as President of HR Management Systems. HR Management Systems provides administrative, prospecting (which includes identification of possible acquisition targets), and payroll and benefit services to us, as well as to other companies. Our current monthly payment to HR Management Systems is $5,000. The contract with HR Management Systems is cancellable by either party with 30 days notice.

Michael Taylor, one of our directors, is not paid by us for his services as a director but we paid him $2,500 per month for his services to analyze and compile financial information and industry related research for the purpose of fulfilling our reporting, registration, and investor and public relations needs; and to identify, introduce, and/or vet potential partners, investors, acquisition targets or acquirers for us. We paid Mr. Taylor $20,000 in 2010.

We intend to enter into indemnity agreements with our executive officers and directors which will provide, among other things, that we will indemnify such executive officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, executive officer or other agent of United States Oil and Gas Corp, and otherwise to the fullest extent permitted under Delaware law and our Bylaws.  We also intend to execute these agreements with our future executive officers and directors.

OTHER INFORMATION

Stockholder Proposals

Pursuant to Rule 14a–8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our Proxy Statement and proxy card and to be presented at our next annual meeting must be received by us no later than *, in order to be considered for inclusion in our proxy materials relating to the next annual meeting.  Such proposals shall be addressed to our corporate Secretary at our corporate headquarters and may be included in next year’s annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

Stockholder nominations of persons for election to our Board, or proposals by stockholders that are not intended for inclusion in our proxy materials, may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law.  However, stockholder nominations of persons for election to our Board at a special meeting may only be made if our Board has determined that directors are to be elected at the special meeting.

To be timely, stockholder nominations of persons for election to our Board, or proposals not intended for inclusion in our proxy materials, must be delivered to our secretary at our corporate headquarters not later than:

•
In the case of an annual meeting, the close of business on *.  However, if the date of the meeting has changed more than 30 days from the date of the prior year’s meeting, then in order for the stockholder’s notice to be timely it must be delivered to our corporate Secretary a reasonable time before we mail our proxy materials for the current year’s meeting.  For purposes of the preceding sentence, a “reasonable time” coincides with any adjusted deadline we publicly announce.

•	In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

Available Information

We are subject to the informational requirements of the Exchange Act.  In accordance with the Exchange Act, we file reports, proxy statements and other information with the Securities and Exchange Commission.  These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C.  20549.  The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330.  Our common stock trades on The OTC Market under the symbol “USOG.”

Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2010 is available electronically to all stockholders entitled to notice of and to vote at the Annual Meeting.  The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part of our proxy solicitation materials.   All of our public filings, including our Annual Report, can be found free of charge on the website of the Securities and Exchange Commission at http://www.sec.gov.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD.

PROXY FOR 2011 ANNUAL MEETING OF STOCKHOLDERS
UNITED STATES OIL AND GAS CORP
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of United States Oil and Gas Corp (the “Company”) hereby constitutes and appoints Alex Tawse, with the power to appoint their substitute(s), as attorney and proxy to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2011 annual meeting of stockholders of the Company to be held at *, on *, 2011 at *, and at any adjournment or adjournments thereof, upon the below proposals.  The Company’s Board of Directors recommends a vote “FOR” each of the following proposals:

1.	To elect three directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified, as follows:

☐	FOR all nominees listed below, except as marked to the contrary below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list provided below.)

Alex Tawse Michael Taylor David Lindemann

2.
To approve an amendment to the Company’s Certificate of Incorporation to (i) effectuate a reverse split of the Company’s issued and outstanding shares of common stock at a ratio of 1-for-1,000, with any fractional shares that would otherwise be issuable as a result of the reverse split being rounded up to the nearest whole share and (ii) reduce the authorized number of shares of Common Stock from 5,000,000,000 to 20,000,000; provided, that the Company’s Board of Directors may abandon or delay the reverse stock split in its sole discretion until the next annual meeting of stockholders to be held in 2012.

☐ FOR approval	☐ AGAINST approval	☐ ABSTAIN

3.	To ratify the appointment of M&K CPAS PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

☐ FOR approval	☐ AGAINST approval	☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS.  ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED.  THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Please mark, date, sign and return this proxy promptly in the enclosed envelope.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

DATED: _________________________________

________________________________________
(Signature of Stockholder(s))

________________________________________
(Print Name(s) Here)

☐  PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST _, 2011.  OUR PROXY STATEMENT AND 2010 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.PROXYVOTE.COM.  YOU WILL NEED THE 12 DIGIT CONTROL NUMBER LISTED ON YOUR PROXY CARD IN ORDER TO ACCESS THE SITE AND VIEW THE MATERIALS ONLINE.

APPENDIX A
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
UNITED STATES OIL AND GAS CORP
a Delaware corporation

UNITED STATES OIL AND GAS CORP a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.           The name of the Corporation is UNITED STATES OIL AND GAS CORP

2.           That the Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 25, 1988 (the “Original Certificate”). The following were subsequently filed:  (i) Certificate of Designations, Powers, Preferences and Rights of the Series A Cumulative Redeemable Convertible Preferred Stock filed with the Secretary of State of Delaware on February 27, 2009; and (ii) Certificate of Amendment of Certificate of Incorporation filed with the Secretary of State of Delaware on August 26, 2010 (collectively, the Original Certificate together with the subsequently filed certificates shall be referred to as the “Certificate of Incorporation”).

3.           The Certificate of Incorporation of the Corporation is hereby amended by restating Section 1 of Article FOURTH in its entirety to read as follows:

1. Authorized Stock.  The total number of shares of stock which the Company shall have authority to issue is 30,000,000, consisting of 20,000,000 shares of common stock, par value $0.000003 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

4.          The Certificate of Incorporation of the Corporation is hereby amended by adding the following as a new Section 7 of Article FOURTH:

“Reverse Stock Split and Reduction in Authorized Shares.  As of 11:59 p.m., Eastern time, on the effective date of the amendment adding this paragraph to Article FOURTH pursuant to the General Corporation Law of the State of Delaware (the “Effective Date”), each share of common stock, par value $0.00003 per share (the “Old Common Stock”), issued and outstanding immediately before the Effective Date, shall be and hereby is, reclassified as and changed into one-one thousand (1/1,000) of a share of common stock, par value $0.001 per share (the “New Common Stock”). The Corporation shall, through its transfer agent and at the request of stockholders, provide certificates representing New Common Stock to holders of Old Common Stock in exchange for certificates representing Old Common Stock. From and after the Effective Date, certificates representing shares of Old Common Stock are hereby canceled and shall represent only the right of holders thereof to receive New Common Stock. The Corporation shall not issue fractional shares of New Common Stock. The reverse stock split shall not increase or decrease the amount of stated capital or paid-in surplus of the Corporation, provided that any fractional share that would otherwise be issuable as a result of the reverse stock split shall be rounded up to the nearest whole share of New Common Stock. From and after the Effective Date, the term “New Common Stock” as used in this Article FOURTH shall mean common stock as provided in the Certificate of Incorporation.”

5.           The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed this ___ day of __________, 20__.

Alex Tawse, President

A-1